================================================================================



                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


                  Date of Report:                  September 3, 2003
                  Date of Earliest Event Reported  June 4, 2003


                          NANOBAC PHARMACEUTICALS, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)



        Florida                       0-24696                   59-3248917
        -------                       -------                   ----------
(State or Other Jurisdiction        (Commission                (IRS Employer
of Incorporation)                   File Number)             Identification No.)



         2707 W. Martin Luther King Blvd, Ste 850, Tampa, Florida 33609
         --------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                 (813) 264-2241
                                 --------------
                         Registrant's telephone number,
                              including area code:



                         AMERICAN ENTERPRISE CORPORATION
                         -------------------------------
               Former name, former address and former fiscal year,
                          if changed since last report



================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


The Financial Statements required by Item 310 of Regulation S-B are stated in U.S. dollars and are prepared in accordance with U.S. Generally Accepted Accounting Principles. The following financial statements pertaining to Nanobac Pharmaceuticals, Inc. and Subsidiaries will be filed as an amendment to this filing with 60 days of the filing date of this report.

     (a) Financial statements of business acquired

          The audited financial statements of NanobacLab Pharmaceuticals, Inc. and Subsidiaries for the year ended December 31, 2002 and the period from inception (August 29, 2002) through December 31, 2002; the audited financial statements of nanobacLab LLC for the year ended December 31, 2001 and the period from inception (May 2, 2001) through December 31, 2001; and unaudited financial statements for the six months ended June 30, 2003 and the period from inception (August 29, 2002) through June 30, 2003.

     (b) Pro forma financial information

          Pro forma condensed combined financial statements of Nanobac Pharmaceuticals, Inc., formerly know as American Enterprise Corporation have been attached hereto at the end of this report. These pro forma financial statements have been derived from the above referenced NanobacLab Pharmaceuticals, Inc. and the Nanobac Pharmaceuticals, Inc. audited financial statements included in its annual filing on Form 10-KSB and the unaudited financial statements for the six months ended June 30, 2003 for both Nanobac
          Pharmaceuticals, Inc. and NanobacLabs Pharmaceuticals, Inc.

     (c) Exhibits

          None.

                        NANOBACLABS PHARMACEUTICALS, INC.

                                AND SUBSIDIARIES
                      -------------------------------------

                        CONSOLIDATED FINANCIAL STATEMENTS

                                  together with

                          INDEPENDENT AUDITORS' REPORT

                                DECEMBER 31, 2002

                        NANOBACLABS PHARMACEUTICALS, INC.

                                AND SUBSIDIARIES
                            -------------------------


                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2002



TABLE OF CONTENTS                                                      PAGE
-----------------                                                      ----

INDEPENDENT AUDITORS' REPORT                                             1

CONSOLIDATED FINANCIAL STATEMENTS -

    BALANCE SHEET                                                        2

    STATEMENT OF OPERATIONS                                              3

    STATEMENT OF STOCKHOLDERS' (DEFICIT)                                 4

    STATEMENT OF CASH FLOWS                                              5

    NOTES TO FINANCIAL STATEMENTS                                      6-14

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION               15

    SCHEDULE OF OPERATING EXPENSES                                      16

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Board of Directors and Stockholders
NanobacLabs Pharmaceuticals, Inc. and Subsidiaries
Tampa, Florida

We have audited the accompanying consolidated balance sheet of NanobacLabs Pharmaceuticals, Inc and Subsidiaries (the "Company") as of December 31, 2002, and the related consolidated statements of operations, stockholders' (deficit), and cash flows for the period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of NanobacLabs Pharmaceuticals, Inc and Subsidiaries as of December 31, 2002, and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note J to the financial statements, the Company's significant operating losses raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





BAUMANN, RAYMONDO & COMPANY, P.A.
July 31, 2003

               NANOBACLABS PHARMACEUTICALS INC. AND SUBSIDIARIES
                                 BALANCE SHEET
                              AT DECEMBER 31, 2002


                                     ASSETS

CURRENT ASSETS
     Cash                                                           $    35,790
     Accounts receivable                                                  7,627
     Prepaid expenses                                                    18,797
     Inventory                                                           51,678
     Security deposit                                                    62,500
                                                                    -----------
          Total current assets                                          176,392
                                                                    -----------

INVESTMENT                                                              683,273
                                                                    -----------

FIXED ASSETS, at cost less accumulated depreciation                     126,432
                                                                    -----------
OTHER ASSETS
     Deferred offering costs                                             10,741
     Security deposits                                                   65,000
                                                                    -----------
          Total other assets                                             75,741
                                                                    -----------

              TOTAL ASSETS                                          $ 1,061,838
                                                                    ===========


                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES
     Accounts payable and accrued expenses                          $   281,636
     Accrued interest payable                                            15,276
     Line of credit                                                      82,961
     Notes payable                                                    1,190,958
                                                                    -----------
          Total current liabilities                                   1,570,831
                                                                    -----------

STOCKHOLDERS' (DEFICIT)
     Common stock, $.0001 par value, 45,000,000
          shares authorized, 7,450,000 issued and outstanding               745
     Preferred stock, $.0001 par value, 5,000,000
          shares authorized, 0 issued and outstanding                      --
    Retained (deficit)                                                 (509,738)
                                                                    -----------
          Total stockholders' (deficit)                                (508,993)

              TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)         $ 1,061,838
                                                                    ===========


                  The accompanying notes are an integral part
                         of these financial statements.

                NANOBACLABS PHARMACEUTICALS INC. AND SUBSIDIARIES
                             STATEMENT OF OPERATIONS
         FOR THE PERIOD AUGUST 29, 2002 (INCEPTION) TO DECEMBER 31, 2002




REVENUES                                                            $ 2,560,913

COST OF GOODS SOLD                                                      834,010
                                                                    -----------

GROSS PROFIT                                                          1,726,903

OPERATING EXPENSES                                                    2,019,372
                                                                    -----------

(LOSS) FROM OPERATIONS                                                 (292,469)

INTEREST EXPENSE                                                         31,135
                                                                    -----------

(LOSS) BEFORE INCOME TAXES                                             (323,604)

INCOME TAXES                                                               --
                                                                    -----------

NET (LOSS)                                                          $  (323,604)
                                                                    ===========

                  The accompanying notes are an integral part
                         of these financial statements.




                                         NANOBACLABS PHARMACEUTICALS INC. AND SUBSIDIARIES
                                                STATEMENT OF STOCKHOLDERS' (DEFICIT)
                               FOR THE PERIOD FROM AUGUST 29, 2002 (INCEPTION) TO DECEMBER 31, 2002


                                        Common       Stock        Preferred       Stock
                                   -------------------------      ------------------------       Retained
                                     Shares          Value         Shares         Value          (Deficit)        Total
                                   ----------      ---------      --------       ---------       ---------       --------

Balance at August 29, 2002               --        $    --             --        $    --         $(186,134)      $(186,134)

Issuance of common stock            7,450,000            745           --             --              --               745

Net Loss                                 --             --             --             --          (323,604)       (323,604)
                                    ---------      ---------      ---------      ---------       ---------       ---------
Balance at December 31, 2002        7,450,000      $     745              0      $       0       $(509,738)      $(508,993)
                                    =========      =========      =========      =========       =========       =========



                                The accompanying notes are an integral part of these financial statements.



                                                                   4

                NANOBACLABS PHARMACEUTICALS INC. AND SUBSIDIARIES
                             STATEMENT OF CASH FLOWS
      FOR THE PERIOD FROM AUGUST 29, 2002 (INCEPTION) TO DECEMBER 31, 2002



CASH FLOWS FROM OPERATING ACTIVITIES

     Net (loss)                                                       $(323,604)
                                                                      ---------
     Adjustments to reconcile net (loss) to
        net cash (used in) operating activities:
           Depreciation                                                  16,267
     (Increase) decrease in current assets
        Accounts receivable                                               5,425
        Prepaid expenses                                                (15,977)
        Inventory                                                       (51,678)
        Deposits                                                       (125,000)
        Deferred offering costs                                         (10,741)
     Increase (decrease) in current liabilities
        Accounts payable                                                235,231
        Accrued interest payable                                         12,610
                                                                      ---------

           Total adjustments                                             66,137
                                                                      ---------

        Net cash flows (used) in operating activities                  (257,467)
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
        Purchase of equipment and leasehold improvements               (120,389)
                                                                      ---------
        Net cash flows (used) in investing activities                  (120,389)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
        Proceeds from note payable                                      401,685
        Repayment of line of credit                                     (97,667)
                                                                      ---------

        Net cash flows provided by  investing activities                304,018
                                                                      ---------

NET DECREASE IN CASH                                                    (73,838)

CASH, BEGINNING OF THE PERIOD                                           109,628
                                                                      ---------

CASH, END OF THE PERIOD                                               $  35,790
                                                                      =========


                  The accompanying notes are an integral part
                         of these financial statements.

               NANOBACLABS PHARMACEUTICALS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies is presented to assist in understanding the Company's management who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Operations
--------------------

NanobacLabs Pharmaceuticals, Inc was formed in Delaware in August 2002 to act as a holding company for its subsidiaries. The Company and its subsidiaries provide a right for the patient to use compound pharmaceutical products related to the treatment of nanobacteria infection to the medical industry with a heavy emphasis on heart disease. The subsidiaries also provide research and diagnostic capability. Currently the prescriptions are prescribed and sold throughout the United States of America and the plans are to expand throughout North America.

NanobacLabs LLC, was organized in Florida in May 2001, and became the initial operating entity offering the compound pharmaceutical product to be prescribed to a patient. This entity had operations in 2001 and throughout all of 2002.

NanobacLabs Research Institute, LLC, was organized in Delaware in August 2002.

NanobacLabs Diagnostic, LLC, was organized in Florida in August 2002.

Principles of Consolidation
---------------------------

The consolidated financial statements include the accounts and balances of NanobacLabs Pharmaceuticals, Inc. and its wholly owned subsidiaries, NanobacLabs, LLC, NanobacLabs Research Institute, LLC and NanobacLabs Diagnostics, LLC (collectively referred to as the "Company"). All significant intercompany accounts and transactions have been eliminated in the consolidating process.

Revenue and Cost Recognition
----------------------------

For financial statement reporting, the Company recognizes income and the related costs when earned and incurred, respectively. All payments for product shipments are prepaid and authorized with credit cards.

Cash and Cash Equivalents
-------------------------

All highly liquid investments purchased with maturity of three months or less are considered cash equivalents.

               NANOBACLABS PHARMACEUTICALS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable
-------------------

The Company uses the allowance method to account for uncollectible accounts receivable. Bad debt expense for the period ended December 31, 2002 was $145,251.

Inventory
---------

The Company keeps in inventory test kits to be used by the patient as often as directed by the patients' physician. The test kits are stated at the lower of cost (first-in, first-out) or market, are serially numbered and have a shelf life of two years.

Fixed Assets
------------

Fixed assets consist of office and computer equipment, leasehold improvements and furniture and fixtures and are stated at cost and include expenditures that substantially increase the useful lives of existing equipment. Maintenance and repairs are charged to operations when incurred.

Depreciation of the fixed assets is calculated using the straight-line method based on assets' estimated useful lives as follows:

               Office equipment                            5 years
               Computer equipment                          5 years
               Leasehold improvements                      5 years
               Furniture and fixtures                      5 years

Deferred Offering Costs
-----------------------

The Company is in the process of offering 2,400,000 shares of the Company's $.0001 par value common stock in a private placement memorandum. In connection with this filing, any offering costs (consisting of legal, accounting and filing fees) will be netted against the proceeds from the offering in the event the offering is successful. In the event the offering is unsuccessful or abandoned, any offering costs will be expensed.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates.

               NANOBACLABS PHARMACEUTICALS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising Costs
-----------------

The Company expenses the production costs of advertising the first time the advertising takes place.

Income Taxes
------------

Starting in August 2002, the Company will record its federal and state income tax liability in accordance with Financial Accounting Standards Board Statement No. 109 "Accounting for Income Taxes". Deferred taxes payable are provided for differences between the basis of assets and liabilities for financial statements and income tax purposes, using current tax rates. Deferred tax asset is the expected benefit of a net operating loss carryover that is available to offset future income taxes.

From inception of the Company until August 2002, the Company was taxed as a Limited Liability Company under provisions of the Internal Revenue Code. These provisions provide that the income or loss generated by the Company will be passed through to the stockholders and taxed at their respective individual income tax rates.

Concentration of Risk
---------------------

Financial instruments which potentially expose the Company to concentrations of risk, as defined by FASB Statement No. 105, Disclosure of Information about Financial Instruments with Off-Balance- Sheet Risk and Financial Instruments with Concentration of Credit Risk, consist principally of cash and accounts receivable.

The Company generally has receivables from participating physicians who agree to be part of a study on the effects of the compound drug on their patients. The physicians are advanced funds based upon the submission of patient medical data. The Company closely monitors these receivables, but does not generally require collateral.

The Company maintains cash accounts with financial institutions that are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000 per account. The Company's deposits with financial institutions, which exceeded federally insured amounts at December 31, 2002 amounted to $0.

               NANOBACLABS PHARMACEUTICALS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE B - EQUIPMENT

Equipment consist of the following at December 31, 2002:

      Office equipment                                         $ 37,627
      Computer equipment                                         25,869
      Leasehold improvements                                     47,385
      Furniture and fixtures                                     32,267
                                                               --------
                                                                143,148
      Less accumulated depreciation                             (16,716)
                                                               --------
                                                               $126,432
                                                               ========

NOTE C - INVESTMENT

On September 25, 2002, the Company agreed to purchase 4,500 shares or 27.27 % of Nanobac OY from three entities located in Finland in the amount of 11,430 Euros ($11,198). Nanobac OY is a company that performs the same type of research in nanobacteria infection that the Company does. The agreement also requires the Company to acquire convertible promissory note loans purchase agreements in Nanobac OY in the amount of 686,000 Euros ($672,075) which includes accrued interest. The promissory notes have a conversion feature that allows the promissory notes to convert into 17,723 shares of Nanobac OY. The title to the 4,500 shares does not transfer until such time as the Company has fully paid for the convertible promissory notes. The convertible promissory notes have a stated interest of 7.5% until the purchase price has been paid.

The agreement requires installments to be made on the purchase price (in Euros) as follows:


             December 18,2002                                   176,000
             March 17, 2003                                     170,000
             June 16, 2003                                      170,000
             September 15, 2003                                 170,000
                                                                -------
                                                                686,000
                                                                =======

The Company has made only one installment payment of 176,000 Euros and that occurred on February 10,2003.

NOTE D - LINE OF CREDIT

The Company has a revolving line of credit facility with a local bank. Maximum borrowings under this facility are $100,000. The line of credit bears interest at prime plus 1 % (5.75 % at December 31) and is due on demand. The line of credit collateralized by inventory, accounts, equipment, contracts and general intangibles and also requires a compensating balance arrangement of $50,000 at all times. The line of credit is guaranteed by the majority shareholders.

               NANOBACLABS PHARMACEUTICALS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE E - NOTES PAYABLE

The Company's notes payable consist of the following as of December 31, 2002:

          Promissory note payable to Custom Care Pharmacy,
          monthly and weekly installments of principal and
          interest in the amounts of $15,000 and 4,615,
          respectively, due November 1, 2003, guaranteed by
          the majority shareholder                                  $  382,685

          The Finnish National Fund for Research and
          Development, Savon Teknia Oy and Savon
          Kasvurahasto I Ky; due in one installment of
          176,000, Euro and three installments of 170,000
          Euro on December 18,2002 and March 17, June 16 and
          September 15, 2003; and one installment of 11,430
          on September 15, 2003;Interest at 7.5%. The
          Company is in default of the installment terms at
          December 31, 2002                                            683,273

          Promissory notes, unsecured, interest at 10% per
          year, convertible to common stock at the option of
          the lender, principal and interest due December
          19, 2003                                                     125,000
                                                                    ----------

          Total current maturity of notes payable                   $1,190,958
                                                                    ==========

NOTE F - INCOME TAXES

For income tax purposes the Company has a net operating loss carryover of $266,332, which can be used to offset future federal and state taxable income through 2022.

The potential tax benefit of these losses is estimated as follows:

          Future tax benefit                                        $   79,900
          Valuation allowance                                          (79,900)
                                                                    ----------
          Future tax benefit                                        $     --
                                                                    ==========

At December 31, 2002 no deferred tax assets or liabilities were recorded in the accompanying financial statements.

               NANOBACLABS PHARMACEUTICALS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE G - COMMITMENTS AND CONTINGENCIES

Operating Leases
The Company leases office space at one location in Carrollwood, Florida and two locations in Tampa, Florida under operating leases expiring in January 2002, May 2007 and July 2010, respectively. The lease that expires in May 2007 required a security deposit in the amount of $125,000. To the extent that the Company complies with the terms of the security deposit the deposit will be refunded to the Company as follows:

             June 1, 2003                                           $    62,500
             June 1, 2004                                                31,250

The annual lease payments for the lease agreements for the years ended December 31, are as follows:

             2003                                                   $   176,718
             2004                                                       182,845
             2005                                                       158,190
             2006                                                       160,684
             2007                                                        96,026
             Thereafter                                                 125,139
                                                                    ------------
                                                                    $   899,602
                                                                    ============
Employment Agreements
---------------------

On April 15, 2002 the Company entered into an employment agreement with its President and Chief Operating Officer. The term of the agreement is for a period of two years and also provides for a monthly housing and automobile allowance. The agreement also allows the employee to acquire the Company's stock on the first and second anniversary date. Amounts owed under this agreement as of December 31, 2003 and 2004 are $ 270,000 and 77,785, respectively.

Independent Contractors
-----------------------

The Company has a consulting agreement with Gary Mezo, the majority shareholder. The consulting fees are $25,000 per month beginning February 28, 2003 and continue for a period of five years. The Company paid the related party $300,000 in consulting fees for the period ended December 31, 2002. At December 31, 2002, the Company was indebted to the majority shareholder in the amount of $68,000.

On August 19, 2002 the Company entered into an agreement with its Chief Clinical Director. The term of the agreement is for a period of two years and three months. Amounts owed under this agreement as of December 31, 2003 and 2004 are $ 150,000 and 225,000, respectively.

               NANOBACLABS PHARMACEUTICALS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE H - CONVERTIBLE DEBT AGREEMENT

On September 26, 2001 the Company entered into an agreement with Custom Care Pharmacy. The agreement states that Custom Care Pharmacy would allow the Company to purchase 5000 units of nanobac TX at a price of $85 per unit which includes shipping. The Company would be required to make a weekly payment of $25 per unit shipped by Custom Care Pharmacy and the balance of $60 would be accrued against a $320,000 line of credit issued to the Company by Custom Care Pharmacy. The line of credit accrued interest at the rate of six percent (6%) per annum.

The Company also issued a promissory note payable to Custom Care Pharmacy in the amount of $106,000 for prior shipments of nanobac TX and other working capital that was provided by Custom Care Pharmacy. The promissory note accrues interest at the rate of six percent (6%) per annum and is due on demand. As part of this entire agreement nanobacLabs, LLC granted Custom Care Pharmacy the option to purchase up to 20% of the Company at a price of $600,000. Should Custom Care Pharmacy elect to purchase less than 20%, the price would be reduced accordingly. Said price shall be paid to either nanobacLabs, LLC or to Gary S. Mezo and/or Nancy Mezo. The option purchase price expires September 30, 2002. The agreement also provides that Custom Care Pharmacy will provide the Company with the following price and volume commitments for units of nanobac TX:

                      5,000 units at $75 plus $10 shipping
                      100,000 units at $60 plus shipping
                      100,000 units at $55 plus shipping
                      100,000 units at $50 plus shipping
                      500,000 units at $48 plus shipping
                      500,000 units at $46 plus shipping
                      All other quantities at $45 plus shipping

On October 23, 2003 the line of credit of $320,000 and promissory note of $106,000 were converted to a consolidated promissory note in the amount of $471,887.

NOTE I - SUBSEQUENT EVENTS

Private Placement Memorandum
----------------------------

In June 2003, the Company completed the offering and issued approximately 1,229,500 shares of the Company's $.0001 par value common stock. Total proceeds received from the placement amounted to approximately $1,177,000.

               NANOBACLABS PHARMACEUTICALS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE I - SUBSEQUENT EVENTS (CONTINUED)

Patent and Trademark License Agreement
--------------------------------------

On January 1, 2003, the Company entered into a 30 year agreement with Gary Mezo the majority shareholder to be able to license the nanobac compound exclusively. Under the terms of this agreement the majority shareholder is due the following:

     1.   An annual renewal fee of $ 50,000.
     2. A royalty fee of 5% of gross sales. If Dr. Mezo is no longer the Chairman of the Board, the royalty increases to 10 %.
     3.   A minimum annual royalty of $500,000.

The agreement also allows Dr. Mezo to purchase up to 5% the preferred stock of the Company.

Employment Agreement
--------------------

On February 3, 2003 the Company entered into an employment agreement with its Director of Scientific Research & Development. The term of the agreement is for a period of five years. The agreement also allows the employee to acquire the Company's stock during each year of employment. Amounts owed under this agreement as of December 31, are as follows:

                    2003                                            $    181,370
                    2004                                                 200,000
                    2005                                                 200,000
                    2006                                                 200,000
                    2007                                                 200,000
                    2008                                                  18,630
                                                                    ------------
                                                                    $  1,000,000
                                                                    ============

Merger
------

An acquisition of the majority ownership of the Company was completed by American Enterprise Corporation ("AMER") partially on June 2, 2003 concluding on June 4, 2003. On June 4, 2003, AMER acquired 6,100,000 shares from Doctor Gary
S. Mezo and Mrs. Nancy M. Schriewer-Mezo representing approximately 74.4% of the Company in exchange for 24,400,000 restricted AMER no par value common shares together with a loan in the amount of $300,000 and a commitment to provide additional equity capital during the twelve months following the acquisition. Dr. Mezo is Chairman of the Company's Board of Directors.

               NANOBACLABS PHARMACEUTICALS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE I - SUBSEQUENT EVENTS (CONTINUED)

Merger (Continued)
------------------

In addition, AMER has agreed to acquire the remaining 2,089,500 outstanding shares of the Company for 8,358,000 AMER shares and, if exercised, 500,000 options to acquire the Company's shares for 2,000,000 AMER shares. The option holder is not obligated to exercise its option.

In the event all Nanobac shares are converted, AMER will have issued an aggregate of 34,758,000 shares and shall have issued and outstanding a total of 72,408,395 shares. In such an event, the owners of Nanobac will own approximately 48% of AMER.

NOTE J - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the financial statements, the Company incurred a net loss of $323,604 for 2002 and has incurred a net loss in the last fiscal year. At December 31, 2002, current liabilities exceeded current assets by $1,364,439 and total liabilities exceeded total liabilities by $508,993. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence

           INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION
           ---------------------------------------------------------



To the Members'
NanobacLabs Pharmaceuticals, Inc. and Subsidiaries
Tampa, Florida


Our report on our audit of the basic financial statements of NanobacLabs Pharmaceuticals, Inc. and Subsidiaries for the period ended December 31, 2002, appears on page 1. The audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included on page 16 for the period ended December 31, 2002 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




BAUMANN, RAYMONDO & COMPANY, P.A.
July 31, 2003

                NANOBACLABS PHARMACEUTICALS INC. AND SUBSIDIARIES
                         SCHEDULE OF OPERATING EXPENSES
      FOR THE PERIOD FROM AUGUST 29, 2002 (INCEPTION) TO DECEMBER 31, 2002



Automobile                                                            $   10,394
Bad debt expense                                                         145,251
Bank service charges                                                       1,790
Cleaning                                                                   6,814
Contributions                                                              9,500
Depreciation                                                              13,333
Dues and subscriptions                                                     3,826
Equipment rental                                                             561
Filing fees                                                                  920
Insurance                                                                  9,626
Licenses and permits                                                          50
Marketing                                                                 30,676
Medical director fee                                                      92,500
Miscellaneous                                                              3,653
Office expenses                                                            7,689
Physician fees                                                           237,580
Postage and delivery                                                      13,120
Printing and reproduction                                                 21,858
Professional fees                                                        386,593
Rent                                                                     114,994
Repairs and maintenance                                                    3,944
Research expense                                                          29,086
Salaries and wages                                                       737,277
Supplies                                                                  43,513
Storage                                                                      938
Taxes                                                                      4,007
Telephone                                                                 42,365
Temporary services                                                         1,547
Training and education                                                        87
Travel and entertainment                                                  44,636
Utilities                                                                  1,244
                                                                      ----------

                                                                      $2,019,372
                                                                      ==========


                   The accompanying notes are n integral part
                         of these financial statements.

                                nanobacLabs, LLC
                              --------------------

                              FINANCIAL STATEMENTS

                                  together with

                          INDEPENDENT AUDITORS' REPORT

                                DECEMBER 31, 2001
                                nanobacLabs, LLC
                            -------------------------

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2001


TABLE OF CONTENTS                                                        PAGE
-----------------                                                        ----

INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS -

    BALANCE SHEET                                                          2

    STATEMENT OF OPERATIONS AND MEMBERS' (DEFICIT)                         3

    STATEMENT OF CASH FLOWS                                                4

    NOTES TO FINANCIAL STATEMENTS                                         5-11

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION                  12

    SCHEDULE OF OPERATING EXPENSES                                         13

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Members'
nanobacLabs, LLC
Tampa, Florida


We have audited the accompanying balance sheet of nanobacLabs, LLC as of December 31, 2001, and the related statement of operations and members' (deficit), and cash flows for the period May 2, 2001 (inception) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of nanobacLabs, LLC as of December 31, 2001, and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.






BAUMANN, RAYMONDO & COMPANY, P.A.
July 31, 2003
                                nanobacLabs, LLC
                                 BALANCE SHEET
                              AT DECEMBER 31, 2001



                                     ASSETS

CURRENT ASSET
     Cash                                                             $ 109,628
     Accounts receivable, net of allowance of $69,500                     2,202
     Prepaid expenses                                                     2,820
                                                                      ---------
          Total current assets                                          114,650

FIXED ASSETS, at cost less accumulated depreciation                      22,847

OTHER ASSETS                                                              2,500
                                                                      ---------

              TOTAL ASSETS                                            $ 139,997
                                                                      =========


                       LIABILITIES AND MEMBERS' (DEFICIT)

CURRENT LIABILITIES
     Accounts payable                                                 $  46,405
     Accrued interest payable                                             2,666
     Line of credit                                                     171,060
     Note payable                                                       106,000
                                                                      ---------
          Total current liabilities                                     326,131

MEMBERS' (DEFICIT)                                                     (186,134)
                                                                      ---------


              TOTAL LIABILITIES AND MEMBERS' (DEFICIT)                $ 139,997
                                                                      =========




                  The accompanying notes are an integral part
                         of these financial statements.

                                nanobacLabs, LLC
                 STATEMENT OF OPERATIONS AND MEMBER'S (DEFICIT)
          FOR THE PERIOD MAY 2, 2001 (INCEPTION) to DECEMBER 31, 2001






REVENUES                                                              $ 959,889

COST OF GOODS SOLD                                                      379,622
                                                                      ---------

GROSS PROFIT                                                            580,267

OPERATING EXPENSES                                                      763,735
                                                                      ---------

(LOSS) FROM OPERATIONS                                                 (183,468)

INTEREST EXPENSE                                                          2,666
                                                                      ---------

NET (LOSS)                                                             (186,134)

MEMBER'S (DEFICIT) - BEGINNING OF PERIOD                                   --
                                                                      ---------

MEMBERS' (DEFICIT) - END OF PERIOD                                    $(186,134)
                                                                      =========



                  The accompanying notes are an integral part
                         of these financial statements.

                               nanobacLabs, LLC
                 STATEMENT OF OPERATIONS AND MEMBER'S (DEFICIT)
          FOR THE PERIOD MAY 2, 2001 (INCEPTION) to DECEMBER 31, 2001



CASH FLOWS FROM OPERATING ACTIVITIES

     Net (loss)                                                       $(186,134)
                                                                      ---------
     Adjustments to reconcile net (loss) to
        net cash (used in) operating activities:
           Depreciation                                                   3,383
     (Increase) decrease in assets
        Accounts receivable                                              (2,202)
        Prepaid expenses                                                 (2,820)
        Deposits                                                         (2,500)

     Increase (decrease) in liabilities
        Accounts payable                                                 46,405
        Accrued interest payable                                          2,666
                                                                      ---------

           Total adjustments                                             44,932
                                                                      ---------

        Net cash flows (used) in operating activities                  (141,202)
                                                                      ---------

CASH FLOWS FROM INVESTING ACTIVITIES
        Purchase of computer and office equipment                       (26,230)
                                                                      ---------
        Net cash flows (used in) investing activities                   (26,230)
                                                                      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
        Proceeds from note payable                                      106,000
        Proceds from line of credit                                     171,060
                                                                      ---------

        Net cash flows provided by  investing activities                277,060
                                                                      ---------

NET INCREASE IN CASH                                                    109,628

CASH, BEGINNING OF THE PERIOD                                              --
                                                                      ---------

CASH, END OF THE PERIOD                                               $ 109,628
                                                                      =========


                  The accompanying notes are an integral part
                         of these financial statements.

                                nanobacLabs, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies is presented to assist in understanding the Company's management who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Operations
--------------------

nanobacLabs LLC (the" Company") was organized in Florida in May 2001. The Company provides a right for the patient to use compound pharmaceutical products related to the treatment of nanobacteria infection to the medical industry with a heavy emphasis on heart disease. Currently the prescriptions are prescribed and sold throughout the United States of America and the plans are to expand into worldwide distribution of the products.

Revenue and Cost Recognition
----------------------------

For financial statement reporting, the Company recognizes income and the related costs when earned and incurred, respectively. All payments for product shipments are prepaid and authorized with credit cards.

Cash and Cash Equivalents
-------------------------

All highly liquid investments purchased with maturity of three months or less are considered cash equivalents.

Accounts Receivable
-------------------

The Company uses the allowance method to account for uncollectible accounts receivable. Bad debt expense for the period ended December 31, 2001 was $70,900.

Office and computer equipment
-----------------------------

Office and computer equipment are stated at cost and include expenditures that substantially increase the useful lives of existing equipment. Maintenance and repairs are charged to operations when incurred.

Office and computer equipment (continued)
-----------------------------------------

Depreciation of office and computer equipment is calculated using the straight-line method based on assets' estimated useful lives as follows:

          Office equipment                                     5 years
          Computer equipment                                   5 years

                      Read independent auditors' report.

                                nanobacLabs, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising Costs
-----------------

The Company expenses the production costs of advertising the first time the advertising takes place.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates.

Income Taxes
------------

The Company is taxed as a Limited Liability Company under provisions of the Internal Revenue Code. These provisions provide that the income or loss generated by the Company will be passed through to the members' and taxed at their respective individual income tax rates. There is, therefore, no provision for income taxes included in the 2001 financial statements.

Concentration of Risk
---------------------

Financial instruments which potentially expose the Company to concentrations of risk, as defined by FASB Statement No. 105, Disclosure of Information about Financial Instruments with Off-Balance- Sheet Risk and Financial Instruments with Concentration of Credit Risk, consist principally of cash and accounts receivable.

The Company generally has receivables from participating physicians who agree to be part of a study on the effects of the compound drug on their patients. The physicians are advanced funds based upon the submission of patient medical data. The Company closely monitors these receivables, but does not generally require collateral.

The Company maintains cash accounts with financial institutions that are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000 per account. The Company's deposits with financial institutions, which exceeded federally insured amounts at December 2001, amounted to $50,775. Historically, the Company has not experienced any losses on its deposits.


                       Read independent auditors' report.

                                nanobacLabs, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


NOTE B - FIXED ASSETS

Equipment consists of the following at December 31, 2001:

       Office equipment                          $ 15,962
       Computer equipment                          10,268
                                                 --------
                                                   26,230
       Less accumulated depreciation               (3,383)
                                                 --------
                                                 $ 22,847
                                                 ========

NOTE C - COMMITMENTS AND CONTINGENCIES

The Company leases office space in Tampa, Florida. The term of the lease is five years commencing on January 15, 2000 through January 14, 2005. The lease agreement required a security deposit in the amount of $2,500.

The annual lease payments for this lease agreement is as follows for the years ending December 31:

       2002                                      $ 29,091
       2003                                        30,255
       2004                                        31,465
       2005 and thereafter                          1,363
                                                 --------
                                                 $ 92,174
                                                 ========

NOTE D - CONVERTIBLE DEBT AGREEMENT

On September 26, 2001 the Company entered into an agreement with Custom Care Pharmacy. The agreement states that Custom Care Pharmacy would allow the Company to purchase 5000 units of nanobac TX (test kits) at a price of $85 per unit, which includes shipping. The Company would be required to make a weekly payment of $25 per unit shipped by Custom Care Pharmacy and the balance of $60 would be accrued against a $320,000 line of credit issued to the Company by Custom Care Pharmacy. The line of credit accrues interest at the rate of six percent (6%) per annum.

The Company also issued a promissory note payable to Custom Care Pharmacy in the amount of $106,000 for prior shipments of nanobac TX and other working capital that was provided by Custom Care Pharmacy. The promissory note accrues interest at the rate of six percent (6%) per annum and is due on demand. As part of this entire agreement the Company granted Custom Care Pharmacy the option to purchase up to 20% of the Company at a price of $600,000. Should Custom Care Pharmacy elect to purchase less than 20%, the price would be reduced accordingly. Said price shall be paid to either the Company or to Gary S. Mezo and/or Nancy Mezo. The option purchase price expires September 30, 2002.

                       Read independent auditors' report.

                                nanobacLabs, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


NOTE D - CONVERTIBLE DEBT AGREEMENT (CONTINUED)

The agreement also provides that Custom Care Pharmacy will provide the Company with the following price and volume commitments for units of nanobac TX:

                      5,000 units at $75 plus $10 shipping
                      100,000 units at $60 plus shipping
                      100,000 units at $55 plus shipping
                      100,000 units at $50 plus shipping
                      500,000 units at $48 plus shipping
                      500,000 units at $46 plus shipping
                      All other quantities at $45 plus shipping

NOTE E - PURCHASE OPTION

On July 9, 2001 the Company entered into an agreement with Benedict S. Maniscalco, MD that appointed him as Cardiology Director of the Company. The compensation for these services are $5,000 per month paid to him as an Independent Contractor. Also with this agreement the Company issued a purchase option to Benedict S. Maniscalco, MD to purchase 5% ownership of the Company for $150,000. The option expires on June 1, 2002. If 5% ownership is granted through performance being met according to the terms in the following paragraph, the option to purchase 5% is eliminated. The ownership of 5% would not be allowed to be pledged, assigned, promised, transferred or sold to anyone without the express written permission of the Company. The Company also has the first right of to purchase the ownership at its original value of $150,000. On June 1,2002 the Company extended the option to purchase 5% ownership until September 30, 2002. The option was not exercised.

At the point in time that 1,500 patients involved in the nanobacTX - ACES II Cardiology Trials have completed 4 months of treatment, nanobacLabs, LLC will issue Benedict S. Maniscalco, MD 5% ownership, except if he has exercised his purchase option of 5% he is not entitled to the additional 5% ownership.

NOTE F - RELATED PARTY TRANSACTIONS

The Company has a consulting agreement with Gary Mezo, the majority shareholder. The consulting fees are $25,000 per month beginning February 28, 2003 and continue for a period of five years. The Company paid the related party $165,000 in consulting fees for the period ended December 31, 2001.



                      Reade independent auditors' report.

                                nanobacLabs, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

NOTE G - SUBSEQUENT EVENTS

Operating Leases
On April 17, 2002 the Company entered into a long-term lease for office space located in Tampa, Florida. The term of the lease is five years commencing on June 1, 2002 through May 31, 2007. The lease agreement required a security deposit in the amount of $125,000. The security deposit will be refunded to the Company as follows:

       June 1, 2003                              $ 62,500
       June 1, 2004                                31,250

On September 1, 2002 the Company rented additional space in the office building located in Tampa, Florida.

The annual aggregate lease payments for these lease agreements are as follows:

       2002                                     $  73,292
       2003                                       146,463
       2004                                       151,380
       2005                                       156,827
       2006                                       160,684
       2007 and thereafter                        221,165
                                                ---------
                                                $ 909,811
                                                =========
Investment

On September 25, 2002, the Company agreed to purchase 4,500 shares or 27.27 % of Nanobac OY from three entities located in Finland in the amount of 11,430 Euros ($11,198). Nanobac OY is a company that performs the same type of research in nanobacteria infection that the Company does. The agreement also requires the Company to acquire convertible promissory note loans purchase agreements in Nanobac OY in the amount of 686,000 Euros ($672,075) which includes accrued interest. The title to the 4,500 shares of Nanobac OY does not transfer until such time as the Company has fully paid for the convertible promissory notes. The convertible promissory notes have a stated interest of 7% until the entire purchase price has been paid.

The agreement requires installments to be made on the purchase price (in Euros) as follows:


       December 18,2002                           176,000
       March 17, 2003                             170,000
       June 16, 2003                              170,000
       September 15, 2003                         170,000
                                                  -------
                                                  686,000
                                                  =======

The Company has made only one installment payment of 176,000 Euros and that occurred on February 10,2003.


                       Read independent auditors' report.

                                nanobacLabs, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


NOTE G - SUBSEQUENT EVENTS (CONTINUED)

Employment Agreements
---------------------
On April 15, 2002 the Company entered into an employment agreement with its President and Chief Operating Officer. The term of the agreement is for a period of two years and also provides for a monthly housing and automobile allowance. The agreement also allows the employee to acquire the Company's stock on the first and second anniversary date. Amounts owed under this agreement as of December 31, 2003 and 2004 are $ 270,000 and $ 77,785, respectively.

On February 3, 2003 the Company entered into an employment agreement with its Director of Scientific Research & Development. The term of the agreement is for a period of five years. The agreement also allows the employee to acquire the Company's stock during each year of employment. Amounts owed under this agreement as of December 31, are as follows:

       2003                                   $   181,370
       2004                                       200,000
       2005                                       200,000
       2006                                       200,000
       2007                                       200,000
       2008                                        18,630
                                              -----------
                                              $ 1,000,000
                                              ===========

Independent Contractor
----------------------

August 19, 2002 the Company entered into an employment agreement with its Chief Clinical Director. The term of the agreement is for a period of two years and three months. Amounts owed under this agreement as of December 31, 2002, 2003 and 2004 are $20,192, $150,000 and $225,000, respectively.

Patent and Trademark License Agreement
--------------------------------------

On January 1, 2003, the Company entered into a 30 year agreement with Gary Mezo the majority shareholder to be able to license the nanobac compound exclusively. Under the terms of this agreement the majority shareholder is due the following:

     1.   An annual renewal fee of $ 50,000.

     2. A royalty fee of 5% of gross sales. If Dr. Mezo is no longer the Chairman of the Board, the royalty increases to 10 %.

     3.   A minimum annual royalty of $100,000.

The agreement also allows Dr. Mezo to purchase up to 5% the preferred stock of the Company.

                       Read independent auditors' report.

                                nanobacLabs, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

NOTE G - SUBSEQUENT EVENTS (CONTINUED)

Merger
------

On August 29, 2002, a parent company (NanobacLabs Pharmaceuticals, Inc.) and two additional subsidiaries (NanobacLabs Research Institute LLC and NanobacLabs Diagnostic, LLC) were formed. An acquisition of the majority ownership of NanobacLabs Pharmaceuticals, Inc. was completed by American Enterprise Corporation ("AMER") partially on June 2, 2003 concluding on June 4, 2003. On June 4, 2003, AMER acquired 6,100,000 shares from Doctor Gary S. Mezo and Mrs. Nancy M. Schriewer-Mezo representing approximately 74.4% of NanobacLabs Pharmaceuticals, Inc. in exchange for 24,400,000 restricted AMER no par value common shares together with a loan in the amount of $300,000 and a commitment to provide additional equity capital during the twelve months following the acquisition. Dr. Mezo is Chairman of the NanobacLabs Pharmaceuticals, Inc. Board of Directors.

In addition, AMER has agreed to acquire the remaining 2,089,500 outstanding shares of the Company for 8,358,000 AMER shares and, if exercised, 500,000 options to acquire the Company's shares for 2,000,000 AMER shares. The option holder is not obligated to exercise its option.

In the event all NanobacLabs Pharmaceuticals, Inc. shares are converted, AMER will have issued an aggregate of 34,758,000 shares and shall have issued and outstanding a total of 72,408,395 shares. In such an event, the owners of NanobacLabs Pharmaceuticals Inc. will own approximately 48% of AMER.




                       Read independent auditors' report.

                                nanobacLabs, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001




            INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION
            ---------------------------------------------------------



To the Members'
nanobacLabs, LLC
Tampa, Florida


Our report on our audit of the basic financial statements of nanobacLabs, LLC, for the period ended December 31, 2001, appears on page 1. The audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included on page 13 for the period ended December 31, 2001 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.




BAUMANN, RAYMONDO & COMPANY, P.A.
July 31, 2003





                       Read independent auditors' report.

                                nanobacLabs, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001


                            SUPPLEMENTARY INFORMATION



Advertising                                                             $  7,030
Automobile                                                                 6,472
Bad debt expense                                                          70,900
Consulting                                                               165,822
Depreciation                                                               3,383
Donations                                                                    100
Dues and subscriptions                                                     3,125
Insurance                                                                  8,194
Medical director fee                                                      65,980
Office expenses                                                           29,727
Physician fees                                                           163,335
Postage and delivery                                                         680
Professional fees                                                          5,878
Rent                                                                      18,366
Repairs and maintenance                                                    1,000
Salaries and wages                                                       146,093
Taxes                                                                     29,897
Telephone                                                                 13,714
Travel and entertainment                                                  24,014
Utilities                                                                     25
                                                                        --------

                                                                        $763,735
                                                                        ========


                       Read independent auditors' report.



                                             NANOBAC PHARMACEUTICALS INC. AND SUBSIDIARIES
                                                        PRO FORMA BALANCE SHEET
                                                      AS OF DECEMBER 31, 2002 AND
                                                          AS OF JUNE 30, 2003
                                                              (UNAUDITED)



                                                                                As of             As of
                                                                            June 30, 2003    December 31, 2002
                                                                            -------------    -----------------

                                            ASSETS

CURRENT ASSETS
     Cash                                                                    $    83,604     $    41,013
     Account receivable, net of allowance
      of $147,585 and $0, respectively                                            12,363           2,627
     Inventory                                                                    68,600          51,678
     Prepaid expenses                                                            137,648          18,797
     Other current assets                                                          8,095          62,500
                                                                             -----------     -----------
         Total current assets                                                    310,310         176,615
                                                                             -----------     -----------

FIXED ASSETS, net of accumulated
 depreciation of $31,898 and $16,731, respectively                               111,264         126,431
                                                                             -----------     -----------


INVESTMENT                                                                       693,778         683,273
                                                                             -----------     -----------

OTHER ASSETS
     Deferred offering costs                                                        --            10,741
     Security deposits                                                            86,766          65,000
     Goodwill                                                                  5,065,389       5,065,389
                                                                             -----------     -----------
         Total other assets                                                    5,152,155       5,141,130
                                                                             -----------     -----------

               TOTAL ASSETS                                                  $ 6,267,507     $ 6,127,449
                                                                             ===========     ===========


                            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
     Accounts payable                                                        $   507,032     $   421,796
     Accrued interest payable                                                     32,015          15,275
     Accrued expenses                                                            258,535         205,984
     Notes payable                                                               905,413       1,190,958
     Advances from shareholders                                                   20,469            --
     Line of credit                                                               51,407          82,961
     Other current liabilities                                                     4,507            --
                                                                             -----------     -----------
         Total current liabilities                                             1,779,378       1,916,974
                                                                             -----------     -----------

STOCKHOLDERS' EQUITY (DEFICIT)
     Common stock, no par value, 100,000,000                                   8,057,757       6,014,377
         shares authorized, 63,000,395 issued and outstanding
     Preferred stock, no par value, 50,000,000                                      --              --
         shares authorized, 0 issued and outstanding
     Additional Paid in Capital                                                  359,000            --
     Retained (deficit)                                                       (3,928,628)     (1,803,903)
                                                                             -----------     -----------
         Total stockholders' (deficit)                                         4,488,129       4,210,474
                                                                             -----------     -----------

               TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)          $ 6,267,507     $ 6,127,449
                                                                             ===========     ===========






                                     PRO FORMA INCOME STATEMENT
      FOR THE YEAR ENDING DECEMBER 31, 2002 AND NANOBAC PHARMACEUTICALS INC. AND SUBSIDIARIES
                               FOR THE SIX MONTHS ENDING JUNE 30, 2003
                                            (UNDAUDITED)



                                                               Six Months                   Year
                                                                 Ending                    Ending
                                                             June 30, 2003           December 31, 2002
                                                             -------------           -----------------

NET REVENUES                                                 $    730,558              $  2,572,468

COST OF GOODS SOLD                                                391,064                   838,330
                                                             ------------              ------------

GROSS PROFIT                                                      339,494                 1,734,138
                                                             ------------              ------------

OPERATING EXPENSES
      Sales and marketing                                         115,920                    85,106
      Research and development                                    265,254                   405,780
      General and administrative                                2,038,647                 3,002,435
      Depreciation and amortization                                15,182                    13,333
                                                             ------------              ------------
          Total Operating Expenses                              2,435,003                 3,506,654
                                                             ------------              ------------

NET OTHER EXPENSES (INCOME)                                        29,216                    31,387
                                                             ------------              ------------

LOSS BEFORE INCOME TAXES                                       (2,124,725)               (1,803,903)

PROVISION FOR INCOME TAXES                                           --                        --
                                                             ------------              ------------

NET LOSS                                                     $ (2,124,725)             $ (1,803,903)
                                                             ============              ============


LOSS PER COMMON SHARE

      Basic                                                  $     (0.046)             $     (0.129)
                                                             ------------              ------------

      Fully Diluted                                          $     (0.046)             $     (0.129)
                                                             ------------              ------------

WEIGHTED AVERAGE NUMBER OF
      COMMON SHARES OUTSTANDING

      Basic                                                    45,943,802                13,941,197
                                                             ------------              ------------

      Fully Diluted                                            45,943,802                13,941,197
                                                             ------------              ------------
